                                                                    EXHIBIT 24.1

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Randolph W. Bryant and
Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company to the participants in the Company's 2000 Stock Awards Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of March, 2000.

                                 /s/ Andrew Africk
                                 --------------------------
                                 Andrew Africk

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Randolph W. Bryant and
Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company to the participants in the Company's 2000 Stock Awards Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of March, 2000.

                                 /s/ Vincent W. Eades
                                 --------------------------
                                 Vincent W. Eades

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Randolph W. Bryant and
Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company to the participants in the Company's 2000 Stock Awards Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of March, 2000.

                                 /s/ Michael Gross
                                 --------------------------
                                 Michael Gross

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Randolph W. Bryant and
Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company to the participants in the Company's 2000 Stock Awards Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of March, 2000.

                                 /s/ William P. Love, Jr.
                                 --------------------------
                                 William P. Love, Jr.

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Randolph W. Bryant and
Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company to the participants in the Company's 2000 Stock Awards Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of March, 2000.

                                 /s/ Donald L. Luke
                                 --------------------------
                                 Donald L. Luke

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Randolph W. Bryant and
Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company to the participants in the Company's 2000 Stock Awards Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of March, 2000.

                                 /s/ Lucian L. Morrison
                                 --------------------------
                                 Lucian L. Morrison

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Randolph W. Bryant and
Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company to the participants in the Company's 2000 Stock Awards Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of March, 2000.

                                 /s/ Brooks Newmark
                                 --------------------------
                                 Brooks Newmark

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Randolph W. Bryant and
Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company to the participants in the Company's 2000 Stock Awards Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of March, 2000.

                                 /s/ M. Jude Reyes
                                 --------------------------
                                 M. Jude Reyes

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Randolph W. Bryant and
Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of shares of the Company's common stock, par value $.001 per share, which may be offered by the Company to the participants in the Company's 2000 Stock Awards Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of March, 2000.

                                 /s/ John Sullivan
                                 --------------------------
                                 John Sullivan